RICE HALL JAMES MID CAP PORTFOLIO                                 [LOGO OMITTED]

SUMMARY PROSPECTUS | MARCH 1, 2011

TICKER: INVESTOR CLASS SHARES -- RHJVX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.rhjfunds.com. You can also get this information at no cost by calling 1-866-474-5669, by sending an e-mail request to rhjfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the web-site, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE
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     The Rice Hall James Mid Cap Portfolio (the "Fund" or the "Mid Cap
     Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid-market capitalization (mid cap) companies.

FUND FEES AND EXPENSES
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     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

     Management Fees                                                  0.90%
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     Distribution and Service (12b-1) Fees                            0.25%
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     Other Expenses                                                   0.85%
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     Acquired Fund Fees and Expenses                                  0.01%
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     Total Annual Fund Operating Expenses(1)                          2.01%
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     Less Fee Reductions and/or Expense Reimbursements               (0.60)%
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     Total Annual Fund Operating Expenses After Fee
       Reductions and/or Expense Reimbursements(1,2)                  1.41%
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     (1)  Total Annual Fund Operating Expenses, both before and after fee reductions and/or expense reimbursements, include fees and expenses incurred indirectly as a result of investment in other investment companies (each, an "acquired fund") and do not correlate to the expense ratio in the Fund's Financial Highlights, which reflects only the direct operating expenses incurred by the Fund.

     (2) The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.40% of the Fund's average daily net assets until February 29, 2012. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.40% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 29, 2012.

     EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR        3 YEARS        5 YEARS         10 YEARS
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               $144          $573           $1,028         $2,290

     PORTFOLIO TURNOVER

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.


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PRINCIPAL INVESTMENT STRATEGIES
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     Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which, at the time of initial purchase, fall within the range of companies in the Russell Midcap Index at reconstitution each June.

     In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than those companies' three to five year projected earnings growth rate.

     The Adviser seeks to invest in companies undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events could include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such events will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the Adviser focuses on securities of companies with the following attributes:

          o    Strong management;

          o    Leading products or services;

          o    Distribution to a large marketplace or growing niche market;

          o    Anticipated above-average revenue and earnings growth rates;

          o    Potential for improvement in profit margins; and

          o    Strong cash flow and/or improving financial position.




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     The Adviser will not sell a stock simply because it is no longer within the
     Fund's target capitalization range used by the Adviser for the initial purchase if it believes the company has growth potential. However, it may sell stocks for the following reasons:

          o    The stock reaches the target price set by the Adviser;

          o The stock falls below the downside price limit set by the Adviser;

          o    The fundamentals of the stock have deteriorated; or

          o    A more attractively valued alternative is available for purchase.

     The Adviser expects that cash reserves will normally represent under 20% of the Fund's assets.

PRINCIPAL RISKS
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     As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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     MID-CAPITALIZATION COMPANY RISK -- The mid-capitalization companies the
     Fund invests in may be more valuable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, the mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION
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     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at http://www.rhjfunds.com or by calling 1-866-474-5669.


                              [BAR GRAPH OMITTED]


            11.99%    16.11%    10.27%   (38.67)%   33.75%   22.41%
             2005      2006      2007      2008      2009     2010


                 BEST QUARTER                   WORST QUARTER
                    18.31%                        (24.20)%
                 (06/30/2009)                   (12/31/2008)






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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                     INCEPTION
                                                  1 YEAR    5 YEARS   (7/30/04)
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     Fund Return Before Taxes                      22.41%    5.16%     7.85%
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     Fund Return After Taxes on Distributions      22.41%    4.75%     7.36%
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     Fund Return After Taxes on Distributions and
       Sale of Fund Shares                         14.57%    4.31%     6.64%
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     Russell Midcap Index (reflects no deduction
       for fees, expenses or taxes)                25.47%    4.66%     8.28%
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     Russell Midcap Growth Index (reflects no
       deduction for fees, expenses or taxes)      26.38%    4.88%     8.22%
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INVESTMENT ADVISER
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     Rice Hall James & Associates, LLC

PORTFOLIO MANAGERS
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     Thomas W. McDowell, CEO, Chief Investment Officer, has managed the Fund since 2004.

     Cara M. Thome, Portfolio Manager/Analyst, has managed the Fund since 2004.

     Timothy A. Todaro, CFA, Portfolio Manager/Analyst, has managed the Fund since 2004.

     James D. Dickinson, CFA, Portfolio Manager/Analyst, has managed the Fund since 2006.


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PURCHASING AND SELLING FUND SHARES
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     You can open an account with the Fund with a minimum initial investment of
     $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can purchase additional shares of the Fund for as little as $100. The Fund reserves the right to waive the minimum initial investment and minimum subsequent investment amounts in its sole discretion.

     If you own your shares directly, you may sell your shares on any day the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-866-474-5669.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION
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     The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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     If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.







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